MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                STEPHEN W. KOSLOW
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen W. Koslow, Director of MEMBERS Life Insurance Company, an Iowa company (the "Company") hereby constitute and appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the registration statement identified below under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to such registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                        REGISTRATION STATEMENT RELATED TO

                              MEMBERS ZONE ANNUITY

--------------------------------------------------------------------------------
            PRODUCT NAME                            1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
        MEMBERS Zone Annuity                                333-
--------------------------------------------------------------------------------

       IN WITNESS WHEREOF, this 27 day of November, 2013

                              /s/ Stephen W. Koslow
                              -----------------------------

                                    Stephen W. Koslow

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                THOMAS J. MERFELD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Merfeld, Director of MEMBERS Life Insurance Company, an Iowa company (the "Company") hereby constitute and appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the registration statement identified below under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to such registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                            REGISTRATION STATEMENT RELATED TO

                               MEMBERS ZONE ANNUITY

--------------------------------------------------------------------------------
            PRODUCT NAME                            1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
        MEMBERS Zone Annuity                                333-
--------------------------------------------------------------------------------

       IN WITNESS WHEREOF, this 27 day of November, 2013

                              /s/ Thomas J. Merfeld
                              -----------------------------
                                    Thomas J. Merfeld

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 JAMES M. POWER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENTS, that I, James M. Power, Director of MEMBERS Life Insurance Company, an Iowa company (the "Company") hereby constitute and appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the registration statement identified below under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to such registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                            REGISTRATION STATEMENT RELATED TO

                               MEMBERS ZONE ANNUITY

--------------------------------------------------------------------------------
            PRODUCT NAME                            1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
        MEMBERS Zone Annuity                                333-
--------------------------------------------------------------------------------

       IN WITNESS WHEREOF, this 27 day of November, 2013

                                /s/ James M. Power
                              -----------------------------
                                      James M. Power

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 RICHARD R. ROY
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Roy, Director of MEMBERS Life Insurance Company, an Iowa company (the "Company") hereby constitute and appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the registration statement identified below under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to such registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                            REGISTRATION STATEMENT RELATED TO

                               MEMBERS ZONE ANNUITY

--------------------------------------------------------------------------------
            PRODUCT NAME                            1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
        MEMBERS Zone Annuity                                333-
--------------------------------------------------------------------------------

       IN WITNESS WHEREOF, this 27 day of November, 2013

                                /s/ Richard R. Roy
                              -----------------------------
                                      Richard R. Roy

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                BRIAN J. BORAKOVE
                                    TREASURER

KNOW ALL MEN BY THESE PRESENTS, I, Brian J. Borakove, Treasurer of MEMBERS Life Insurance Company, an Iowa company (the "Company")t hereby constitute and appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin S. Thompson, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the registration statement identified below under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to such registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                        REGISTRATION STATEMENT RELATED TO

                              MEMBERS ZONE ANNUITY

--------------------------------------------------------------------------------
            PRODUCT NAME                            1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
        MEMBERS Zone Annuity                                333-
--------------------------------------------------------------------------------

       IN WITNESS WHEREOF, this 27 day of November, 2013

                              /s/ Brian J. Borakove
                              -----------------------------
                                    Brian J. Borakove

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                ROBERT N. TRUNZO
                               PRESIDENT/DIRECTOR

KNOW ALL MEN BY THESE PRESENTS, that I, Robert N. Trunzo, President and Director of MEMBERS Life Insurance Company, an Iowa company (the "Company") hereby constitute and appoint Faye A. Patzner, Mike Anderson, Ross D. Hansen or Kevin
S. Thompson, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the registration statement identified below under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to such registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                           REGISTRATION STATEMENT RELATED TO

                               MEMBERS ZONE ANNUITY

--------------------------------------------------------------------------------
            PRODUCT NAME                            1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
        MEMBERS Zone Annuity                                333-
--------------------------------------------------------------------------------

       IN WITNESS WHEREOF, this 27 day of November, 2013

                               /s/ Robert N. Trunzo
                              -----------------------------
                                     Robert N. Trunzo